OTHER INCOME (Tables)	12 Months Ended
Dec. 31, 2017
Table Text Block [Abstract]
Brookfield Renewables other income for the year ended December 31 is comprised of the following:
(MILLIONS)	2017	2016	2015
Interest income and other	$32	$41	$21
Gain on available for sale investments (Note 3)	15	-	-
Gains on settlement of foreign currency contracts	-	23	31
Gain on disposal(1)	-	-	53
Compensation related to expired Brazilian
concession agreements(2)	-	-	17
	$47	$64	$122

  In 2015, the sale of the 102 MW wind facility in California resulted in a gain of $53 million. Brookfield Renewable’s share of the gain was $12 million, representing the 22% interest in the facility, and is net of the cash portion of non-controlling interests.
  In 2015, concession agreements relating to two Brazilian hydroelectric facilities expired. Brookfield Renewable elected not to renew these agreements in exchange for compensation of $17 million.